                                                                 EXHIBIT 10.47

                           LIMITED WAIVER AND CONSENT


     This LIMITED WAIVER AND CONSENT (this "Consent") is made as of September 26, 1996 by and among DYERSBURG CORPORATION, a Tennessee corporation (the "Holding Company"), DYERSBURG FABRICS, INC., a Tennessee corporation ("DFI"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership (the "Borrower"), and THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, EQUITABLE VARIABLE LIFE INSURANCE COMPANY, PUBLIC EMPLOYEES RETIREMENT ASSOCIATION OF COLORADO, NORTHERN LIFE INSURANCE COMPANY and RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY, successor by merger to The North Atlantic Life Insurance Company of America (collectively the "Purchasers" and each individually a "Purchaser").

     WHEREAS, the undersigned Purchasers are parties to those certain Note Purchase Agreements dated as of September 29, 1993, with DFI and the Holding Company, as amended by that certain First Amendment, Limited Waiver and Consent, dated as of April 10, 1996, by and among DFI, the Holding Company, the Borrower, and the Purchasers (the "First Amendment"; such Note Purchase Agreements, as amended by the First Amendment, being hereinafter referred to as the "Purchase Agreements"), pursuant to which, among other things, the Borrower has issued to the Purchasers its 6.78% Senior Notes Due 2005 in the aggregate principal amount of $25,000,000 (the "Notes"); and

     WHEREAS, pursuant to the First Amendment, the Purchasers among other things consented to the effectuation of certain reorganization transactions, described in Recital B to the First Amendment (collectively, the "Transactions"), among DFI, the Holding Company, the Borrower, DFIC, Inc., a Delaware corporation ("DFIC"), United Knitting, Inc., a Tennessee corporation ("UKI"), United Knitting Acquisition Corp., a Tennessee corporation, UKIC, Inc., a Delaware corporation ("UKIC"), and United Knitting Limited Partnership, I, a Tennessee limited partnership ("UKLP"; DFI, the Holding Company, DFIC, UKI, UKIC and UKLP being hereinafter referred to collectively as the "Guarantors"); and

     WHEREAS, the Borrower and the Guarantors have proposed that the Transactions be amended in certain respects, effective retroactively to the original date thereof, by the execution of amendatory documents in substantially the forms attached hereto as Exhibit A (collectively, the "Transaction Amendments");

     NOW, THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Limited Waiver and Consent. The Purchasers hereby (i) consent to the execution of the Transaction Amendments and to the effectuation of the Transactions as thereby modified, and (ii) waive any Default or Event of Default (as defined in the Purchase Agreements) by the Borrower, DFI or the Holding Company in the performance or observance of the provisions of the Purchase Agreements to the extent such Default or Event of Default is the result of the performance of the Transaction Amendments. The consent and waiver set forth in this Section 1 shall be limited to the specific transactions described herein and shall not be deemed to (i) be a waiver of any other term or condition of the Purchase Agreements or
(ii) prejudice any rights not specifically waived herein which any Purchaser or other holder of Notes may now or hereafter have under the Purchase Agreements, the Notes, any guarantees heretofore or hereafter executed pursuant to the Purchase Agreements by the Guarantors, or any other instrument or document executed in connection therewith.

     Section 2. Counterparts. This Consent may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     Section 3. Payment of Fees. The Borrower agrees to pay all fees, costs and expenses incurred by the Purchasers in connection with the negotiation, preparation, execution and delivery of this Consent, including, without limitation, the reasonable fees and disbursements of Sonnenschein Nath & Rosenthal, special counsel to the Purchasers in connection herewith.

     Section 4. Governing Law. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 5. Headings: Miscellaneous. Section headings are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

                                    THE EQUITABLE LIFE ASSURANCE
                                    SOCIETY OF THE UNITED STATES



                                    By:  /s/ Ina Lane
                                         -----------------------------
                                         Its: Investment Officer



                                    EQUITABLE VARIABLE LIFE INSURANCE
                                    COMPANY



                                    By:  /s/ Ina Lane
                                         -----------------------------
                                         Its: Investment Officer

                                    PUBLIC EMPLOYEES RETIREMENT
                                    ASSOCIATION OF COLORADO




                                    By:  /s/
                                         -----------------------------
                                         Its: Authorized Signatory



                                    NORTHERN LIFE INSURANCE COMPANY



                                    By:  /s/
                                         -----------------------------
                                         Its: Assistant Treasurer



                                    RELIASTAR BANKERS SECURITY LIFE
                                    INSURANCE COMPANY



                                    By:  /s/
                                         -----------------------------
                                         Its: Vice President


                                    By:  /s/
                                         -----------------------------
                                         Its: Assistant Treasurer

ACKNOWLEDGED AND AGREED:

DYERSBURG CORPORATION


By:   /s/ Paul Hallock
      ----------------------------
      Its: Vice President Finance



DYERSBURG FABRICS, INC.



By:   /s/ Paul Hallock
      ----------------------------
      Its: Vice President Finance

DYERSBURG FABRICS LIMITED PARTNERSHIP, I



By:    DYERSBURG FABRICS, INC.,
       its general partner

       By:  /s/ Paul Hallock
            -----------------------------
            Its: Vice President Finance


DFIC, INC.


By:    /s/ Barbara Steen
       ----------------------------------
       Its: Secretary




UNITED KNITTING, INC.



By:    /s/ Paul Hallock
       -----------------------------------
       Its: Assistant Secretary Treasurer


UKIC, INC.


By:    /s/ Barbara Steen
       -----------------------------------
       Its: Secretary



UNITED KNITTING LIMITED PARTNERSHIP, I



By:    UNITED KNITTING, INC.,
       its general partner

       By:  /s/ Paul Hallock
            -----------------------------------
            Its: Assistant Secretary Treasurer

                                   EXHIBIT A

                                                 THIS INSTRUMENT PREPARED BY:
                                                 BASS, BERRY & SIMS PLC
                                                 2700 First American Center
                                                 Nashville, Tennessee 37238

                                AMENDMENT TO
                         ASSIGNMENT AND BILL OF SALE

     WHEREAS, United Knitting, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of UKIC, Inc., a Delaware corporation ("UKIC"); and

     WHEREAS, the Company and UKIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and UKIC agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Company and UKIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and UKIC have caused this instrument to be executed this the __ day of September, 1996.

                                     UNITED KNITTING, INC.

                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------


                                     UKIC, INC.

                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------

STATE OF                       )
         ----------------------
COUNTY OF                      )
         ----------------------



     Personally appeared before me, the undersigned, a Notary Public, _______________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the __________ of United Knitting, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          --------------------------
                                          Notary Public


My Commission Expires:

----------------------

STATE OF                       )
         ----------------------
COUNTY OF                      )
         ----------------------



     Personally appeared before me, the undersigned, a Notary Public, _________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the ____________ of UKIC, a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          --------------------------
                                          Notary Public


My Commission Expires:

----------------------

                                 SCHEDULE A

     Accounts receivable with a value of $6,219,954 and inventories and supplies with a value of $4,178,121.

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238


                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, United Knitting, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of UKIC, Inc., a Delaware corporation ("UKIC"); and

     WHEREAS, the Company and UKIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the UKIC, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and UKIC agree that the granting language of the Original Assignment shall be deleted in its entirety and that the following shall be substituted therefor:

     FOR VALUE RECEIVED, the undersigned, the Company, does hereby sell, convey, transfer, assign and deliver unto UKIC, the Company's thirty-four percent (34%) limited partnership interest in United Knitting Limited Partnership, I, a Tennessee limited partnership.

     2. Effective Date. The Company and UKIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and UKIC have caused this instrument to be executed this the __ day of September, 1996.


                                    UNITED KNITTING, INC.

                                    By:
                                       ----------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                    UKIC, INC.


                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------

STATE OF TENNESSEE   )
COUNTY OF DYER       )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of United Knitting, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          ------------------------
                                          Notary Public


My Commission Expires:

----------------------

STATE OF                   )
         ------------------
COUNTY OF                  )
          -----------------

     Personally appeared before me, the undersigned, a Notary Public, _________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of UKIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.



                                          ------------------------
                                          Notary Public


My Commission Expires:


----------------------

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, United Knitting, Inc., a Tennessee Corporation, ("the Company") executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor United Knitting Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company executed an Assignment and Bill of Sale (the "Assignment to UKIC") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of UKIC, Inc., a Delaware corporation ("UKIC"); and

     WHEREAS, the Company and UKIC desire to amend the Assignment to UKIC to reflect certain changes nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996; and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment nunc pro tunc to clarify that it pertains to property of the Company after giving effect to the foregoing Assignment to UKIC, as amended, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.


                                   UNITED KNITTING, INC.

                                   By:
                                      -----------------------------------

                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   UNITED KNITTING LIMITED PARTNERSHIP, I

                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

STATE OF TENNESSEE   )
COUNTY OF DYER       )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of United Knitting, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                        ---------------------------
                                        Notary Public


My Commission Expires:


----------------------



STATE OF                      )
         ---------------------
COUNTY OF                     )
         ---------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., the general partner of UNITED KNITTING LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                        -------------------------------------
                                        Notary Public
My Commission Expires:

                                   SCHEDULE A

     All assets of the Company except goodwill, stock of UKIC, partnership interest in the Partnership, trademarks, service marks and patents, organizational costs, accounts receivable from Dyersburg Fabrics Inc. and a 1987 Model HINO Truck.

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                 OF DYERSBURG FABRICS LIMITED PARTNERSHIP, I

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation, as general partner (the "General Partner"), and the limited partners listed on Annex A hereto (the "Limited Partners" and individually a "Limited Partner")(the General Partner and any Limited Partner are referred to herein collectively as the "Partners") executed an Agreement of Limited Partnership of Dyersburg Fabrics Limited Partnership, I effective February 26, 1996 (the "Original Partnership Agreement"); and

     WHEREAS, the Partners desire to amend and restate such Original Partnership Agreement nunc pro tunc, to reflect the terms and conditions contained herein; and

     WHEREAS, the Partners desire that the effective date of this Amended and Restated Agreement shall be February 26, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners, intending to be legally bound, agree that the Original Partnership Agreement shall be amended and restated as follows:

     1.  Amendments.  (a) The Partnership and the Company agree that Section
4.3 to the Original Partnership Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

     4.3 Transfer of Interests. Except for the transfer of the nineteen percent (19%) Limited Partnership Interest held by the General Partner to DFIC, Inc., no Partnership Interest of a Partner shall be transferred, in whole or in part, nor may any purported transferee of any Partnership Interest of a Partner be admitted as a substitute Partner. The term "transfer," when used in this Agreement with respect to a Partnership Interest, includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition.

(b) The Partnership and the Company agree that Annex A to the Original Partnership Agreement shall be deleted in its entirety and that Annex A attached hereto shall be substituted therefor; and that Annex B to the Original Partnership Agreement shall be deleted in its entirety and that Annex B attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     3. No Other Changes. The Partners agree that, except for the amendments made hereby, the Original Partnership Agreement shall continue in full force and effect.

     THIS AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") was executed by the Partners, this the __ day of September, 1996.




                                      GENERAL PARTNER:

                                      DYERSBURG FABRICS INC.,
                                      a Tennessee corporation


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      LIMITED PARTNERS:

                                      DFIC, INC.,
                                      a Delaware corporation


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                   ANNEX A

                       PARTNERS AND PERCENTAGE INTERESTS




                                                    Percentage
       Partner                                       Interest
       -------                                       --------
Dyersburg Fabrics Inc.,                                1.0%
 as General Partner

Dyersburg Fabrics Inc.,                               19.0%
 as a Limited Partner

DFIC, Inc.,
 as a Limited Partner                                 80.0%
                                                     -----


                          Total                      100.0%

                                    ANNEX B


                       CAPITAL CONTRIBUTIONS BY PARTNERS


     Partner                             Initial Contribution
     -------                             --------------------

Dyersburg Fabrics Inc.,               The assets set forth on
 as General Partner                   Schedule B attached hereto
 and Limited Partner


DFIC, Inc.,                           Accounts receivable valued at
 as Limited Partner                   $12,000,000



                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, DFIC, Inc., a Delaware corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of Dyersburg Fabrics Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.

                                        DFIC, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        DYERSBURG FABRICS LIMITED PARTNERSHIP, I

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

STATE OF                    )
        --------------------
COUNTY OF                   )
         -------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of DFIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          -------------------------
                                          Notary Public


My Commission Expires:


----------------------



STATE OF                    )
        --------------------
COUNTY OF                   )
         -------------------


     Personally appeared before me, ______________________, a Notary Public, ______________________, with whom I am personally acquainted, who acknowledged that ___________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the _________________________ of DYERSBURG FABRICS INC., the general partner of DYERSBURG FABRICS LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ______ day of _____________, 1996.



                                          -------------------------
                                          Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

  Accounts receivable with a value of $12,000,000

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                         ASSIGNMENT AND BILL OF SALE

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of DFIC, Inc., a Delaware corporation ("DFIC"); and

     WHEREAS, the Company and DFIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the DFIC, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and DFIC agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Company and DFIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and DFIC have caused this instrument to be executed this the __ day of September, 1996.

                                          DYERSBURG FABRICS, INC.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                          DFIC, Inc.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

STATE OF TENNESSEE      )
COUNTY OF DYER          )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of Dyersburg Fabrics, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                           ------------------------
                                           Notary Public


My Commission Expires:


----------------------



STATE OF                    )
         -------------------
COUNTY OF                   )
          ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of DFIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                           ------------------------
                                           Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

   Accounts receivable with a value of $12,000,000

                                                    This instrument prepared by:
                                                    BASS, BERRY & SIMS PLC
                                                    2700 First American Center
                                                    Nashville, Tennessee 37238

                                  AMENDMENT TO
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation ("DFI") and Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership ("DFLP") executed an Assignment and Assumption Agreement on the 10th day of April, 1996 (the "Original Assignment and Assumption Agreement"); and

     WHEREAS, DFI and DFLP desire to amend the foregoing Original Assignment and Assumption Agreement nunc pro tunc, and that such amendments be effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFI and DFLP, intending to be legally bound, agree that the Original Assignment and Assumption Agreement shall be amended and restated as follows:

     1. Amendment. DFI and DFLP agree that Section 1(b) of the Original Assignment and Assumption Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

           b. For valid business, DFI proposes to consummate the following transactions, (the "Transaction"): DFI will incorporate DFIC, Inc., a Delaware corporation ("DFIC") and acquire all of DFIC's stock in consideration of a transfer and/or assignment of DFI's accounts receivable in the amount of $12,000,000, property equal to 80% of the value of DFI's assets. DFI and DFIC will form DFLP. Initially, DFI will transfer tangible assets and DFIC will transfer its intangible assets (other than capital stock of their respective subsidiaries) to DFLP, with DFI receiving a 1% interest as a general partner and a 19% interest as a limited partner, and DFIC receiving a 80% interest as a limited partner. After the initial transfers to DFLP, DFI will transfer its 19% limited partnership interest in DFLP to DFIC.

     2. Effective Date. DFI and DFLP agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, DFI and DFLP have caused this Amendment to Assignment and Assumption Agreement to be executed this the ___ day of September, 1996.

                                          DYERSBURG FABRICS, INC.


                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          DYERSBURG FABRICS LIMITED
                                          PARTNERSHIP, I

                                          By:  Dyersburg Fabrics, Inc., General
                                               Partner


                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of DYERSBURG FABRICS, INC., a corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                           ------------------------------------
                                           Notary Public
My Commission Expires:


----------------------



STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of DYERSBURG FABRICS, INC., the general partner of DYERSBURG FABRICS LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.



                                           ------------------------------------
                                           Notary Public
My Commission Expires:


----------------------

                                                    THIS INSTRUMENT PREPARED BY:
                                                    BASS, BERRY & SIMS PLC
                                                    2700 First American Center
                                                    Nashville, Tennessee 37238


                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of DFIC, Inc., a Delaware corporation ("DFIC"); and

     WHEREAS, the Company and DFIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the DFIC, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and DFIC agree that the granting language of the Original Assignment shall be deleted in its entirety and that the following shall be substituted therefor:

     FOR VALUE RECEIVED, the undersigned, the Company, does hereby sell, convey, transfer, assign and deliver unto DFIC, the Company's nineteen percent (19%) limited partnership interest in Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership.

     2. Effective Date. The Company and DFIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and DFIC have caused this instrument to be executed this the __ day of September, 1996.


                                        DYERSBURG FABRICS, INC.

                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                        DFIC, INC.

                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

STATE OF TENNESSEE  )
COUNTY OF DYER      )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of Dyersburg Fabrics, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                            -------------------------
                                            Notary Public


My Commission Expires:

----------------------

STATE OF                       )
         ----------------------
COUNTY OF                      )
         ----------------------

     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of DFIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                            -------------------------
                                            Notary Public


My Commission Expires:

----------------------

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee Corporation, ("the Company") executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor Dyersburg Fabrics Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company executed an Assignment and Bill of Sale (the "Assignment to UKIC") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of DFIC, Inc., a Delaware corporation ("DFIC"); and

     WHEREAS, the Company and DFIC desire to amend the Assignment to DFIC to reflect certain changes nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996; and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment nunc pro tunc to clarify that it pertains to property of the Company after giving effect to the foregoing Assignment to DFIC, as amended, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.


                                      DYERSBURG FABRICS, INC.


                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      DYERSBURG FABRICS  LIMITED PARTNERSHIP, I


                                      By:  Dyersburg Fabrics, Inc., General
                                           Partner

                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the __________of Dyersburg Fabrics, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          ----------------------
                                          Notary Public


My Commission Expires:


----------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of Dyersburg Fabrics, Inc., the general partner of Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          ----------------------
                                          Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

     All assets of the Company except goodwill, stock of United Knitting, Inc. and DFIC, Inc., partnership interest in the Partnership, trademarks, service marks and patents, deferred tax benefits, life insurance policies, cash in the amount of $300,000 and the following:



VEHICLE                                         ASSET NUMBER
-------                                         ------------
1989 GMC pickup S #2GT                          51297-000

1981 GMC Truck Model TC10703 PIC                50974-000

1989 Chevy Pickup S #1GCD                       6053-000

1989 GMC Pickup S #2GR                          6248-000

1984 Trailmobile Trailer                        6249-000

1984 Trailmobile Trailer                        6250-000

International 4900 Spotter Truck                6980-000

1994 International Model 8200 Tractor           7218-000

1985 Lufkin 48x102 Van/Trailer                  7277-000

1985 Lufkin 48x102 Van/Trailer                  7278-000

1985 Lufkin 48x102 Van/Trailer                  7279-000

1985 Lufkin 48x102 Van/Trailer                  7280-000

1985 Lufkin 48x102 Van/Trailer                  7281-000

1985 Lufkin 48x102 Van/Trailer                  7282-000

1995 Dorsey 48' Van Trailer                     7584-000

1972 GMC 1 1/2 Ton Truck                        2942-000

1963 Ford F70 Truck                             2943-000

1979 Chevy 2 Ton C66 Truck                      4152-000

Uniloader Wynnburg Trailer                      4315-000

1970 Chevy C70 Truck                            4679-000

Ford F-10 Truck S #2FTCF10E2CCA8                4729-000

1973 Truck                                      4900-000

Chevrolet 7-Series Diesel Truck                 5519-000

Ford Model CL-45 Skip Tractor                   5520-000

                                                   This instrument prepared by:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     WHEREAS, United Knitting, Inc., a Tennessee corporation ("UKI") and United Knitting Limited Partnership, I, a Tennessee limited partnership ("UKLP") executed an Assignment and Assumption Agreement on the 10th day of April, 1996 (the "Original Assignment and Assumption Agreement"); and

     WHEREAS, UKI and UKLP desire to amend the foregoing Original Assignment and Assumption Agreement nunc pro tunc, and that such amendments be effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, UKI and UKLP, intending to be legally bound, agree that the Original Assignment and Assumption Agreement shall be amended and restated as follows:

     1. Amendment. UKI and UKLP agree that Section 1(b) of the Original Assignment and Assumption Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

           b. For valid business, UKI proposes to consummate the following transactions, (the "Transaction"): UKI will incorporate UKIC, Inc., a Delaware corporation ("UKIC") and acquire all of UKIC's stock in consideration of a transfer and/or assignment of UKI's accounts receivable in the amount of $6,219,954 and inventory and supplies in the amount of $4,178,121, property equal to 65% of the value of UKI's assets. UKI and UKIC will form UKLP. Initially, UKI will transfer tangible assets and UKIC will transfer a combination of tangible and intangible assets (other than capital stock of their respective subsidiaries) to UKLP, with UKI receiving a 1% interest as a general partner and a 34% interest as a limited partner, and UKIC receiving a 65% interest as a limited partner. After the initial transfers to UKLP, UKI will transfer its 34% limited partnership interest in UKLP to UKIC.

     2. Effective Date. UKI and UKLP agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, UKI and UKLP have caused this Amendment to Assignment and Assumption Agreement to be executed this the ___ day of September, 1996.

                                         UNITED KNITTING, INC.


                                         By:
                                            --------------------------------
                                         Title:
                                               -----------------------------

                                         UNITED KNITTING LIMITED
                                         PARTNERSHIP, I

                                         By:  United Knitting Inc., General
                                              Partner


                                         By:
                                            --------------------------------
                                         Title:
                                               -----------------------------

STATE OF                  )
        ------------------
COUNTY OF                 )
         -----------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., a corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                            -------------------------------
                                            Notary Public
My Commission Expires:


-------------------------


STATE OF                  )
        ------------------
COUNTY OF                 )
         -----------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., the general partner of UNITED KNITTING LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                            -------------------------------
                                            Notary Public
My Commission Expires:


-------------------------

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, UKIC, Inc., a Delaware corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of United Knitting Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.

                                       UKIC, INC.

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       UNITED KNITTING LIMITED PARTNERSHIP, I

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of UKIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                            ----------------------
                                            Notary Public


My Commission Expires:


----------------------


STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., the general partner of UNITED KNITTING LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.



                                            ----------------------
                                            Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

     Accounts receivable with a value of $6,219,954 and inventories and supplies with a value of $4,178,121.

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                  OF UNITED KNITTING LIMITED PARTNERSHIP, I

     WHEREAS, United Knitting, Inc., a Tennessee corporation, as general partner (the "General Partner"), and the limited partners listed on Annex A hereto (the "Limited Partners" and individually a "Limited Partner")(the General Partner and any Limited Partner are referred to herein collectively as the "Partners") executed an Agreement of Limited Partnership of United Knitting Limited Partnership, I effective February 26, 1996 (the "Original Partnership Agreement"); and

     WHEREAS, the Partners desire to amend and restate such Original Partnership Agreement nunc pro tunc, to reflect the terms and conditions contained herein; and

     WHEREAS, the Partners desire that the effective date of this Amended and Restated Agreement shall be February 26, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners, intending to be legally bound, agree that the Original Partnership Agreement shall be amended and restated as follows:

     1.  Amendments.  (a) The Partnership and the Company agree that Section
4.3 to the Original Partnership Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

           4.3 Transfer of Interests. Except for the transfer of the thirty-four percent (34%) Limited Partnership Interest held by the General Partner to UKIC, Inc., no Partnership Interest of a Partner shall be transferred, in whole or in part, nor may any purported transferee of any Partnership Interest of a Partner be admitted as a substitute Partner. No Partnership Interest of a General Partner shall be transferred, in whole or in part, or any purported transferee of a General Partner be admitted as a substitute General Partner. The term "transfer," when used in this Agreement with respect to a Partnership Interest, includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition.

(b) The Partnership and the Company agree that Annex A to the Original Partnership Agreement shall be deleted in its entirety and that Annex A attached hereto shall be substituted therefor; and that Annex B to the Original Partnership Agreement shall be deleted in its entirety and that Annex B attached hereto shall be substituted therefore.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     3. No Other Changes. The Partners agree that, except for the amendments made hereby, the Original Partnership Agreement shall continue in full force and effect.

     THIS AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") was executed by the Partners, this the __ day of September, 1996.


                                       GENERAL PARTNER

                                       UNITED KNITTING, INC.

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                       LIMITED PARTNERS

                                       UKIC, INC.

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                    ANNEX A

                       PARTNERS AND PERCENTAGE INTERESTS




                                                Percentage
        Partner                                  Interest
        -------                                  --------
United Knitting, Inc.,                             1.0%
 as General Partner

United Knitting, Inc.,                            34.0%
 as a Limited Partner

UKIC, Inc.,
 as a Limited Partner                             65.0%
                                                 -----


                         Total                   100.0%

                                    ANNEX B


                       CAPITAL CONTRIBUTIONS BY PARTNERS






       Partner                            Initial Contribution
       -------                            --------------------

United Knitting, Inc.,              The assets set forth on
 as General Partner                 Schedule B attached hereto
 and Limited Partner


UKIC, Inc.                          Accounts receivable valued at
 as Limited Partner                 $6,219,954; Inventories and supplies
                                    valued at $4,178,121